General and administrative expenses	6 Months Ended
Jun. 30, 2026
Selling, general and administrative expense [abstract]
General and administrative expenses
8. General and administrative expenses

	Six Months Ended June 30,
	2026	2025
	$	$
Wages & employee benefits	1,779,072	2,012,451
Consultancy fees	495,473	1,033,921
Professional fees	268,319	375,608
Legal fees	417,821	612,602
Directors’ fees	360,630	341,283
Depreciation of property and equipment	550,058	476,142
Depreciation of right-of-use assets	162,079	154,599
Impairment of intangible assets	696,180	-
Withholdings tax expense	175,109	-
Laboratory costs	374,672	255,015
Provision for bad debt	-	400,000
Amortization of intangible assets	53,050	67,919
Impairment of VAT receivables	999,978	470,263
Rent & rates	127,653	216,014
Share-based expense - RSU & share options	3,143,769	-
Travel	130,909	109,826
Audit & accountancy fees	321,646	417,772
Taxes & licenses	15,505	25,143
Insurance	313,048	590,283
Other administrative expenses	462,093	450,589
Total general and administrative expenses	10,847,064	8,009,430
Lifezone capitalizes exploration and evaluation costs related to the Kabanga Nickel Project as exploration and evaluation assets. Capitalized exploration and evaluation expenditure includes a wide range of exploration, evaluation, and study-related costs, including general, administrative and financing costs that are related to the Kabanga Nickel Project.
General and administrative expenses included in the unaudited consolidated interim statements of comprehensive income (loss) are costs that are expensed either because such costs do not relate to the Kabanga Nickel Project or are not eligible for capitalization under Lifezone's accounting policy.
During the six months ended June 30, 2026, $13.75 million of gross total general and administrative expenses (compared to $8.8 million for the six months ended June 30, 2025) was capitalized to exploration and evaluation assets as part of the Kabanga Nickel Project.